UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

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                     DWS GLOBAL COMMODITIES STOCK FUND, INC.
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

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DWS Global Commodities Stock Fund, Inc.




Theresa Gusman, Managing Director, Lead Portfolio Manager

Doug Beck, Managing Director, Head of Product Management

Michael Clark, Managing Director, President of DWS Funds

J.Christopher Jackson, Director, Head of U.S. Retail Legal

Kenneth Froewiss, Independent Board Member


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
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Table of Contents

o        DWS Global Commodities Stock Fund

o        Objective and Philosophy

o        Performance

o        Dissident Proposal

o        Incumbent Director Nominees

o        Appendices

         -        Investment Team & Experience

         -        Investment Approach

         -        Primary Risk Considerations

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DWS Global Commodities Stock Fund, Inc.

Investment Objective:           The Fund seeks capital appreciation with total
                                return as a secondary objective. The Fund seeks to meet its objective by investing in equities and commodity-linked securities.

NYSE Symbol:                    GCS

Portfolio Manager:              See Appendix

Offering Price:                 $15.00 (as of Inception date: 9/24/04)

Initial NAV:                    $14.295 (as of Inception date: 9/24/04)

August 29, 2008 NAV:            $18.94

August 29, 2008 Market Price:   $16.48

August 29, 2008 Discount:       -12.98%

Dividend:                       The Fund intends to declare regular annual cash
                                distributions to common shareholders in
                                December.


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DWS Global Commodities Stock Fund


                                    OBJECTIVE

The Fund's investment objective is capital appreciation with total return as a secondary objective.

o        Benchmark Goal:
         --------------
         Outperform the Fund's blended benchmark (20% S&P GSCI/40% MSCI World Energy/40% MSCI World Materials) with targeted alpha of 50-175 basis points and a targeted tracking error of 2-4%.

o        Commodity Index Goal:
         --------------------
         Outperform the S&P GSCI and the Dow AIG index with lower volatility.

o        Peer Group Goal:
         ---------------
         Deliver strong performance relative to peer group.



                                   PHILOSOPHY

The following core beliefs encompass our investment philosophy:

o Pursue the broadest possible investment opportunity by investing in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes.

o Identify key drivers of outperformance and beneficiaries, as well as the optimal investment vehicles, through superior global research.

o        Build fundamentally based investment themes with measurable milestones.

o        Actively manage portfolios to exploit pricing inefficiencies.



There is no guarantee that these objectives will be achieved.



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Benefits of a Closed-End Fund Structure

Stable pool of assets allows for more efficient management of the portfolio, thus increasing return potential to shareholders over time

o Permits fuller investment of capital (no need to keep large allocations to cash to meet potential redemptions that might be unpredictable)

o Reduces transaction expenses (associated with additional trading to meet subscriptions/redemptions)

o Provides ability to purchase less liquid securities for potential realization of higher yield

o Allows more effective use of leverage to potentially enhance yield and return to shareholders (Closed-end funds can leverage up to 50% with equity like leverage while open-end funds are significantly more limited)

Buying and selling flexibility through stock exchanges for common shareholders

o Intraday trading on NYSE provides liquidity and market price transparency

o May offer opportunities to trade at a premium or a discount; e.g. if purchased at a discount, a closed-end fund may offer higher yield than if purchased at net asset value and the potential to capture additional capital gains if the discount closes



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Benefits of GCS in a Closed-End Fund Structure

The benefits to stockholders of the closed-end structure over the open-end structure are most evident during a market crisis and its afterma...closed-end fund stockholders fare far better as investment teams are able to move quickly to:

o Raise cash (through sales of portfolio securities) to reposition as opposed to meet redemptions.

o        Identify purchase opportunities.

o Quickly pull the trigger on purchases at levels beneficial to stockholders over the long term.


In contrast, mass liquidations typically force an investment team to continually sell the most liquid names in the open-end fund, which could cause a snowball effect forcing the NAV lower. Put differently, the investment team is able to manage assets in a closed-end fund portfolio in a much more opportunistic manner through a crisis, whereas liquidity management is at the forefront over the short-term with an open-end fund.

o The closed-end fund structure has the benefit of allowing the investment team to be fully invested in the markets because there is no need to manage daily flows.


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GCS Performance - Total Return
As of July 31, 2008

                                                         3 Month     6 Month
                                      1 Month Return     Return      Return     YtD Return
                                           (%)             (%)         (%)           %
                                      ------------------------------------------------------
                                         MKT     NAV    MKT   NAV   MKT    NAV   MKT   NAV
                                      ------------------------------------------------------
DWS Global Commodities Stock Fund, Inc. (13.40)(12.53) (4.30)(5.88) 7.06  8.73  (0.17) 0.40
                      Blended Benchmark        (11.49)       (5.24)       9.21         1.60
           Lipper Closed-end Peer Group  (3.10)(2.82)  (5.20)(5.40)(6.02)(4.47)( 6.25)(7.44)


                                                      3 Year Avg.  Since Inception Avg. Since Iception
                                      1 Year Return  Annual Return   Annual Return       Cumul. Return
                                          (%)           (%)             (%)                    %
                                      ----------------------------------------------------------------
                                         MKT    NAV   MKT    NAV    MKT      NAV       MKT     NAV
                                      ----------------------------------------------------------------
DWS Global Commodities Stock Fund, Inc. 17.95  17.60 22.46  21.80  16.51    22.19     80.07   116.26
                      Blended Benchmark        12.98        19.09           20.95             108.27
           Lipper Closed-end Peer Group (5.72) (3.41) 7.64   8.25   5.85     8.94       n/a     n/a


The Fund's inception date is 9/24/04; Source: Lipper, Bloomberg as of 7/31/08

[BAR GRAPHIC OMITTED]


The fund's benchmark is a blended index comprised of 20% Goldman Sachs Commodities Index (GSCI), 40% MSCI World Energy Index and 40% MSCI World Materials Index

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions, so that, when sold, shares may be worth more or less than the original costs. Current performance may be lower or higher than the performance data quoted.

Please visit www.dws-investments.com or call (800) 349-4281 and speak to a representative to obtain the fund's most recent performance.

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Portfolio Construction Demonstrates Active Management
GCS Performance - Attribution Analysis


[GRAPH OMITTED]

[GRAPH DATA:]

                                     Portfolio as of 7/31/08
                                     -----------------------

                              Blended Benchmark       DWS Global Commodity Funds

Oil Gas & Consumable Fuels           42%                        43%
Metals & Mining                      27%                        26%
Chemicals                            18%                        12%
Energy Equipment & Services           8%                        12%
Construction Materials                2%                         3%
Containers & Packaging                1%                         2%
Paper & Forest Products               2%                         1%
Food Products                         0%                         1%
Electrical Equipment                  0%                         1%

                                     YTD Changes in Portfolio Allocation
                                     -----------------------------------

Oil Gas & Consumable Fuels                           0%
Metals & Mining                                      3%
Chemicals                                            0%
Paper & Forest Products                             -7%
Containers & Packaging                              -3%
Energy Equipment & Services                          7%
Construction Materials                               0%
Machinery                                           -1%
Electrical Equipment                                 0%
Food Products                                        1%
Construction & Engineering                           0%


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GCS Performance - Attribution Analysis

Active management adds value and enhances total return

                         Global Commodities Stock Fund
                         -----------------------------
                         July 31, 2007 - July 31, 2008


                                GCS Performance                        15.85%
                                Blended benchmark                      12.53%
                                =================================================
                                Outperformance                         3.32%

                                                                                 % of total
                                                                                 ----------
                                Allocation b/t Equity and Commodity    0.89%       26.79%
                                Equity                                 2.46%       73.98%
                                Commodity                              -0.03%      -0.77%
Active management               =================================================
adds value and                                     Total               3.32%       100.00%
enhances total return
                                Stock selection                        1.30%
                                Industry allocation                    1.15%
                                =================================================
                                                  Equity               2.46%

                                Tactical positions                     -0.11%

                                Diversification across the curve       0.09%
                                =================================================
                                                 Commodity             -0.03%


Performance is gross of fees, calculated on a daily linked basis.


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                         Dissident Shareholder Proposal



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What is the dissident proposing?

Dissident shareholder Arthur Lipson and his Western Investments LLC hedge fund have proposed to elect five directors to the Board with the objective of dismantling the Fund's current structure, which has served stockholders well since inception of the Fund.

Mr. Lipson's proxy filings indicate support for converting to an exchange-traded fund ("ETF"), an exchange traded note ("ETN"), or, as a last resort, open-ending or liquidating the Fund.

o Such actions, if even feasible, might provide a one-time narrowing of the current discount, while fundamentally changing the investment opportunities provided by the current fund structure.

o Conversion to an ETF or ETN would cause the Fund to incur substantial costs and would necessitate changes to the investment strategy and operations of the fund.

o Conversion to an actively managed ETF would require exemptive relief from the SEC and cause the Fund to incur conversion costs.

o There is no precedent for conversion of a closed-end fund into an ETN and it is not clear whether such a conversion is even possible.

o Stockholders would no longer be able to realize the significant benefits that active management and the closed-end structure have provided and continue to provide to the Fund.



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What is the dissident experience and interest?

Dissident Nominees
------------------
Arthur D. Lipson
William J. Roberts
Gary Schlarbaum
Robert A. Wood
Matthew S. Crouse

Mr. Lipson's nominees have no meaningful experience serving as directors of registered investment companies

         o With the exception of Mr. Lipson's brief tenure as a dissident director of one Pioneer Fund, none of them have any experience dealing with the many complex regulatory and compliance issues facing fund directors today. The current Directors combined have over 80 years of experience as mutual fund Directos.

With the exception of Mr. Lipson, none of the dissident nominees own any shares of the Fund. Even Mr. Lipson, who nominally owns shares directly and through Western, does not really share the interest of other shareholders.

         o Lipson has publicly stated that he has fully hedged his commodities exposure and is interested solely in profiting from the discount. How can such a person effectively represent the interests of all shareholders?

         "I know nothing about commodity markets so I have hedged that exposure out and I am just playing the discount to narrow."

(Source: DFAN14A filed by Western Investment, LLC with the SEC on July 24,2008)

Mr. Lipson's nominees do not share the interests of all shareholders

         o Mr. Lipson's nominees are not capable of fairly and dispassionately considering the interests of all shareholders. They are committed to a single, announced course of action.

         o Mr. Lipson is seriously conflicted because of his duties to Western.

         o Mr. Crouse is seriously conflicted because he is employed by Western.

         o The other dissident nominees are seriously conflicted because they owe their nominations solely to Mr. Lipson.



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Incumbent Director Candidates Are Better Qualified

Board Nominees
--------------


Paul Freeman - Board member of GCS since 2008; Board member of other funds in DWS fund complex since 1993; Vice Chair-person since 2008. Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Member, Governing Council of Independent Directors Council (national organization for independent directors of mutual funds that is supported by the Investment Company Institute)
(2008). Over $100,000 personal assets invested in the various DWS funds overseen and 15 years experience.

William McClayton - Board member of GCS since 2008; Board member of other funds in DWS fund complex since 2004. Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present);
Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966 -2001); Trustee, Ravinia Festival; Over $100,000 personal assets invested in the various DWS funds overseen and 4 years experience.

Rebecca W. Rimel - Board member of GCS since 2004; Board member of other funds in DWS fund complex since 1995. President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present);Trustee, Thomas Jefferson Foundation (charitable organization)(1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization)(2007- present) formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management)(1983-2004); Board Member, Investor Education (charitable organization)(2004-2005); Director, Viasys Health Care (January 2007-June 2007); Over $100,000 personal assets invested in the various DWS funds overseen and 25 years experience.

William N. Searcy, Jr. - Board member of GCS since 2004, Current Chairman of the audit committee; Board member of other funds in DWS fund complex since 1993. Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisors, Inc. (Since October 1998); formerly, Pension & Savings Trust Officer, Sprint Corporation (telecommunications)(November 1989-September
2003); Over $100,000 personal assets invested in the various DWS funds overseen and 15 years experience.

Robert H. Wadsworth - Board member of GCS since 2008; Board member of other funds in DWS fund complex since 1999. President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present) Director, The Phoenix Boys Choir Association; Over $100,000 personal assets invested in the various DWS funds overseen and 25 years experience. Incumbent Director Candidates Are Better Qualified


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Incumbent Director Candidates Are Better Qualified

The Board is composed of thirteen members, twelve of whom meet the conditions imposed by the Investment Company Act of 1940 for being "disinterested" ("independent") Board members. The nominees, all of whom are currently independent Board members, were nominated by the Board's Nominating and Governance Committee, which is composed entirely of independent Board members.

Aligned Shareholder Interest
----------------------------

o In contrast to Mr. Lipson's nominees, the current Board's nominees have combined 84 years of experience in protecting the interest of shareholders of many different types of funds and under many different challenging circumstances.

o In contrast to Mr. Lipson's nominees, certain of our Board nominees have invested their personal assets in the Fund and share the interest of other shareholders in the performance of the fund. Each Board nominee has at least $100,000 of his or her own assets invested in the various DWS funds he or she oversees.

o In contrast to Mr. Lipson's nominees, our Board nominees are beholden to no one. They are completely independent of the advisor and owe their allegiance solely to the Fund and its shareholders.

The re-election of the current Board members is in the best interests of the Fund and its stockholders because they will fairly and objectively consider the interests of all stockholders in determining the future direction of the Fund, including the interests of those stockholders who have purchased Fund shares seeking a long-term investment opportunity in the global commodities markets and the special advantages provided by the closed-end fund structure.





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Short-Term vs. Long-Term Interests: Efforts by the current Board to Address the
Discount

Tender Offer Program*: 6,871,192 shares repurchased, valued at $131,011,230

        o        2006: 2,523,268 shares repurchased valued at $46,625,955
        o        2007: 2,285,374 shares repurchased valued at $44,717,150
        o        2008: 2,062,550 shares repurchased valued at $39,668,125

Share Repurchase Program
        o Authorized to purchase up to 20% of outstanding common shares in open market over a twelve month period (9/08 - 8/09)

Program to maintain market awareness (Year-to-Date)
        o        Portfolio Manager interviews on Bloomberg
        o        Coverage in the Wall Street Journal
        o        Participation in industry conferences
        o        Comprehensive website: www.dws-investments.com
        o        Dedicated Toll-free shareholder line: 1-800-349-4281
        o        S&P Independent Fund Research Reports

....the current Board is committed to continued review of all available alternatives in light of evolving market conditions!


*The Fund conducted six, consecutive semi-annual tender offers between December 2005 -- July 2008, all results included.

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                                    Appendix


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Powerful information advantage: Highly experienced stable team of dedicated global commodity specialists

                      Distinct perspectives and expertise


--------------------------------------------------------------------------------
Portfolio Management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
US
--------------------------------------------------------------------------------
Theresa Gusman, Head       (13, 25)
o    Commodities: Industrial Metals
o    Global Metals & Mining

Terence Brennan            (9, 23)
o    Commodities: Agriculture, Energy, Precious Metals
o    Global Chemicals, Oil & Gas Exploration & Production, Gold, Precious Metals

Jeffrey Saeger             (12, 14)
o    Commodities: Energy
o    Global Coal, Integrated Oil & Gas, O&G Drilling, O&G Equipment & Services
--------------------------------------------------------------------------------


       PORTFOLIO TEAM
--------------------------------
Average years with firm - 9
Average years in industry - 16
--------------------------------



--------------------------------------------------------------------------------
                                 Global Research
--------------------------------------------------------------------------------
US
--------------------------------------------------------------------------------

        Michael Bernadiner        (10, 11)
        o Global Construction Materials, Containers & Packaging, Paper & Forest Products, Refining & Marketing, Steel

        Eugene Bidchenco           (4, 7)
        o     Uranium, Oil & Gas Drilling

        Eduardo Gonzalez           (4, 11)
        o     Global Alternative Energy

--------------------------------------------------------------------------------
Germany
--------------------------------------------------------------------------------
        Adrian Daniel              (7, 11)
        o     European Materials

        Pierre Martin              (7, 10)
        o     Commodities
        o     European Integrated Oil

        Manuel Tenekedshijew       (2, 2)
        o     European Metals & Mining

--------------------------------------------------------------------------------
Australia
--------------------------------------------------------------------------------
        Greg Foulis                (11, 24)
        o     Gold, Precious Metals

        Euan Leckie                (20, 34)
        o     Gold, Precious Metals

        Greg Foulis                (11, 24)
        o     Gold, Precious Metals

        Euan Leckie                (20, 34)
        o     Gold, Precious Metals

--------------------------------------------------------------------------------
Japan
--------------------------------------------------------------------------------
        Kiyoshi Hoshino            (9, 21)
        o    Japanese Energy and Materials



As of June 30, 2008
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Team biographies

[PHOTO APPEARS HERE - OMITTED]
Theresa Gusman, Managing Director

o        Head of Global Commodities team; Commodities sector coordinator: US

o Joined the Company in 1995, previously serving as head of Developed International Investment Team and portfolio manager for international institutional accounts, head of Equity Investments, portfolio manager for Kemper Asian Growth Fund, Scudder Pacific Opportunities Fund and Scudder New Asia Fund, member of Pacific Basin portfolio management team, and analyst responsible for China, Hong Kong, Indonesia and Taiwan, after 12 years of experience as research analyst for Arnhold &
         S. Bleichroeder and Salomon Brothers


o        BA from State University of New York at Stony Brook

[PHOTO APPEARS HERE - OMITTED]
Terence P. Brennan, Director

o        Portfolio manager for Commodity Securities Fund: US

o Joined the company in 1999, previously serving as emerging markets analyst covering Eastern Europe, after 14 years of experience as emerging market fund analyst at Merrill Lynch Asset Management, investment coordinator/research assistant for Capital International, Inc., and sales business analyst for SEI Corporation

o        BA from Fordham University


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Team biographies

[PHOTO APPEARS HERE - OMITTED]
Greg Foulis, Director

o        Portfolio manager for Gold & Precious Metals Fund: Australia

o Joined the company in 1997 after 13 years of experience as equity research analyst for gold at BZW Ltd., Burdett Buckeridge & Young Ltd. and AMP Ltd. and as geologist for Niugini Mining Ltd., Kennecott Exploration Ltd., CRA Ltd. and Tech & Field Surveys Ltd.

o Bachelor of Applied Science from New South Wales Institute of Technology; Master's in finance from University of New South Wales

[PHOTO APPEARS HERE - OMITTED]
Euan Leckie, Director

o        Portfolio manager for Gold & Precious Metals Fund: Australia

o Joined the company in 1988 after 14 years of experience as senior financial analyst for CSR Limited and mining analyst for Commercial Banking Company and Constable & Bain

o        BSc from University of Tasmania; BEc from Macquarie University, Sydney

[PHOTO APPEARS HERE - OMITTED]
Pierre Martin, CFA, Director

o Senior fund manager for natural resources, member of global sector research team for Energy: Germany

o Joined the Company in 2001 to be responsible for equity funds after 3 years of investment experience at Credit Suisse as a fund manager

o Attended the EAP - European School of Management (1995-1998) in Paris, Oxford and Berlin and completed a Master's Programme in European Management, graduating with a master's degree in business ("Diplom-kaufman" and "Diplome Grande Ecole" in France)



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Team biographies

[PHOTO APPEARS HERE - OMITTED]
Jeffrey Saeger, CFA, Director

o        Portfolio manager for Commodity Securities Fund: US

o Joined the Company in 1996 with previous experience as portfolio assistant in private banking with 2 years of experience in the treasury department of Prudential Securities

o        BS from SUNY, Fredonia

[PHOTO APPEARS HERE - OMITTED]
Michael Bernadiner, Vice President

o        Global equity analyst for Energy and Materials sectors: US

o Joined the company in 1998 after one year of experience in research for UBS Asset Management

o        BS from Stern School of Business, New York University

[PHOTO APPEARS HERE - OMITTED]
Adrian Daniel, CEFA, Vice President

o        Multi asset Portfolio Manager: Germany

o Joined the Company in 1996 after 4 years in the custody team at BHF Bank. Started in DeAM's account management team and moved to the portfolio management team in 2000

o Graduated in banking and business administration (Bankfachwirt) from the Frankfurt Chamber of Commerce


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Team biographies

[PHOTO APPEARS HERE - OMITTED]
Eduardo Gonzalez, CFA, Vice President

o        Analyst for Commodities and Latin American Equity: US

o Joined the Company in 2004 after 7 years of experience as senior analyst on a quantitatively run multi-cap portfolio for AIM Investments and quantitative consultant for FactSet Research Systems

o        BS from Carnegie Mellon University

[PHOTO APPEARS HERE - OMITTED]
Kiyoshi Hoshino, Vice President

o Global equity analyst for Industrials, Auto/Auto components, Materials, and Transportations: Japan

o Joined the Company in 1999, previously serving as research analyst of Japanese equities in Tokyo covering auto/auto components, machinery & engineering and shipbuilding, after 12 years of experience as analyst in machinery sector at Mitsui Trust Bank and earlier, in charge of corporate loans for the bank

o        BA from Waseda University, Tokyo

[PHOTO APPEARS HERE - OMITTED]
Eugene V. Bidchenco, Assistant Vice President

o        Research analyst for Global Commodities: US

o Joined the company in 2004, moving to role of portfolio analyst in 2005 and of commodities research analyst in 2007. Prior to joining, he had 3 years of experience as an analyst at Ernst & Young

o        MBA in Finance and Global Management from Fairleigh Dickinson
         University


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Team biographies

[PHOTO APPEARS HERE - OMITTED]
Manuel Tenekedshijew, Assistant Vice President

o        Fund manager and analyst, Basic Materials sector: Germany

o        Joined the company in March 2006

o        Diplom International Business Management, Icade Madrid, FH-Reutlingen



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Integrated approach to commodities investing:

Multiple points of value added

                         Commodity Themes -- Key Drivers
--------------------------------------------------------------------------------
      Top down views: interest rates, currencies, stock markets, industry &
                  sub-industry groups cycles, commodity prices

--------------------      -----------------
Idea
Generation                                                      -----------------------------
                                                                Commodities Exposure
Proprietary                                     -----------     Tactical overlays and curve
primary research                                                shape and placement
                                                                -----------------------------         -----------------
Diverse sources of         Establish                            -----------------------------              Equity
return                     Commodity            Allocation      Commodity Stocks/                         Portfolio
                           Themes/Expected      Decision        Securities -- 285 names                  45-65 high
Unconstrained              Returns                              Fundamental analysis                   conviction/high
commodity                                       ------------    Detailed themes/price targets               upside
universe                                                        -----------------------------             securities
                           -----------------                                                          -----------------
Rigorous analysis
& valuation by
industry
--------------------

-------------------------------------------------------------------------------------------------------------------
                                                      Risk Management

  Themes        Attribution Analysis                Exposures            High Conviction          Tracking Error
-------------------------------------------------------------------------------------------------------------------


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Capturing commodity returns

o        Allocation: Commodities exposure* versus commodity-related stocks

o        Tactical positions in individual commodities*

o        Diversification across the curve

o        Investment themes

o        Stock selection




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Index definitions

Goldman Sachs Commodities Index (GSCI)
A composite of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified

MSCI World Materials Index
A group of materials stocks in developed markets around the world

MSCI World Energy Index
A group of energy stocks in developed markets around the world

Standard & Poor's 500 Stock Index (S&P 500)
A group of stocks generally considered to be representative of the US stock market

The Lehman Brothers Aggregate Bond Index is an unmanaged group of mortgage, government and investment-grade bonds that vary in quality and maturity.

The MSCI EAFE Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.


All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.



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Primary risk considerations

DWS Global Commodities Stock Fund, Inc. (the "Fund") has an investment objective of capital appreciation, with total return as a secondary objective. The Fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio of securities held by the Fund. The value of these securities fluctuates. Because the Fund concentrates its investments in securities related to commodities, market price movements, regulatory and economic changes, as well as adverse political or financial factors could have a significant impact on the Fund's performance. The commodity-linked structured notes and futures contracts in which the Fund invests have substantial additional risks, including risk of a loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Therefore, at the time of sale, the Fund's common shares may be worth more or less than the original investment or the Fund's net asset value. Investments in closed-end funds involve risk, and you should consider this Fund only as a long-term option for a diversified portfolio. Closed-end funds, unlike open-end funds, are generally not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to the net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. Certain statements contained in this presentation may be forward-looking in nature. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Management does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Important information

This presentation is intended only for the exclusive benefit and use of ISS. This presentation was prepared in order to illustrate, on a preliminary basis, a specific investment strategy and does not carry any right of publication or disclosure. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of Deutsche Asset Management.

DWS Global Commodities Stock Fund, Inc. (the "Fund") is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio of securities held by the Fund. The value of these securities fluctuates. Because the Fund concentrates its investments in securities related to commodities, market price movements, regulatory and economic changes, as well as adverse political or financial factors could have a significant impact on the Fund's performance. The commodity-linked structured notes and futures contracts in which the fund expects to invest have substantial additional risks, including risk of a loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Therefore, at the time of sale, the fund's shares may be worth more or less than the original investment or the Fund's net asset value. Investments in closed-end funds involve risk. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to the net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset.

The information in this presentation reflects prevailing market conditions and our judgment as of this date, which are subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources. We consider the information in this update to be accurate, but we do not represent that it is complete or should be relied upon as the sole source of composite performance or suitability for investment.

Past performance is not indicative of future results. No representation or warranty is made as to the efficacy of any particular strategy or the actual returns that may be achieved. An investment is not a deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency or by Deutsche Bank AG or any of its affiliates.

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Important Information



NOT FDIC/NCUA INSURED    MAY LOSE VALUE
NO BANK GUARANTEE    NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY



DWS Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company. Copyright(c) 2008 DWS Investments Distributors, Inc. (R-6664-1 9/08)


DWS Investments Distributors, Inc.
Tel (800) 349-4281 (Closed-end Funds)
Online: www.dws-investments.com
345 Park Avenue
New York, NY 10154

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